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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 22, 2007

                                 CNB CORPORATION
             (Exact name of registrant as specified in its charter)

           Michigan                       0-28388                38-2662386
(State or other jurisdiction of         (Commission           (I.R.S. Employer
incorporation or organization)          file number)         Identification No.)

                    303 North Main Street, Cheboygan MI 49721
          (Address of principal executive offices, including Zip Code)

                                 (231) 627-7111
              (Registrant's telephone number, including area code)

                                    NO CHANGE
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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This Current Report on Form 8-K/A (Amendment No. 1) of CNB Corporation (The
"Company") is being filed with the Securities and Exchange Commission ("SEC") to update the disclosure originally reported in the Current Report on Form 8-K of the Company filed with the SEC on February 28, 2007 regarding the change in the Company's independent registered public accounting firm.

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On February 22, 2007, the Audit Committee of our Board of Directors concluded its proposal process for selection of an independent registered public accounting firm for 2007, and appointed Plante & Moran, PLLC ("Plante & Moran") as our independent registered public accounting firm for the calendar year ending December 31, 2007. On the same date, the Audit Committee determined to dismiss Crowe Chizek and Company LLC ("Crow Chizek") as our independent registered public accounting firm after work is completed for the calendar year ending December 31, 2006, and advised Crowe Chizek that it would not be engaged as the Company's independent registered public accounting firm for the calendar year ending December 31, 2007.

The audit reports of Crowe Chizek on our consolidated financial statements as of and for the years ended December 31, 2005 and 2004, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent calendar years ended December 31, 2005 and 2004, and from December 31, 2005 through the date that Crowe Chizek was advised that it would not be engaged as the Company's independent registered public accounting firm for the calendar year ending December 31, 2007, there have been no disagreements between us and Crowe Chizek on any matters of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to its satisfaction, would have caused Crowe Chizek to make reference to the subject matter of such disagreements in connection with its reports. During the period described in the preceding sentence, there were no "reportable events" as defined in Item 304(a)(1)(iv) or
(v) of Regulation S-K of the Securities and Exchange Commission ("SEC").

During the two calendar years ended December 31, 2005 and 2004, and from December 31, 2005 through the date we appointed Plante & Moran as our independent registered public accounting firm for the calendar year ending December 31, 2007, neither we nor anyone on our behalf consulted Plante & Moran with respect to any accounting or auditing issues involving us. In particular, there was no discussion with Plante & Moran regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any matter that was either the subject of a disagreement with Crowe Chizek on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Crowe Chizek, would have caused Crowe Chizek to make reference to the matter in its reports, or a "reportable event" as defined in Item 304(a)(1)(iv) or (v) of Regulation S-K.

      A copy of Crowe Chizek's letter to the SEC dated February 28, 2007 regarding the above disclosures is filed as Exhibit16.1 to this report.

EXHIBITS

16.1 Letter from Crowe Chizek regarding change of certifying accountant.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CNB Corporation
                                        (Registrant)

                                        /s/ James C. Conboy, Jr.
                                        ---------------------------------------
                                        James C. Conboy, Jr.
                                        President and Chief Executive Officer

Dated: March 1, 2007



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                                  Exhibit Index

16.1  Letter from Crowe Chizek regarding change of certifying accountant.